FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):     September 26, 1997

                             Nona Morelli's II, Inc.
             (Exact name of registrant as specified in its charter.)

                                    Colorado
                    (State of incorporation or organization)

                                     0-18377
                            (Commission File Number)

                                   84-1126818
                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5381

          (Former name or former address, if changed since last report)

                                                              [NM\8K:CEDCLEO.8K]

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Item 1.           Changes in Control of Registrant

                  N/A

Item 2.           Acquisition or Disposition of Assets

                  N/A

Item 3.           Bankruptcy or Receivership

                  N/A

Item 4.           Changes in Registrant's Certifying Accountant

                  N/A

Item 5.           Other Events

                  On September 26, 1997, the Registrant and one of the Registrant's subsidiaries entered into an agreement with Cedric International Company Inc. ("Cedric") pursuant to which Cedric and the Registrant agreed to the recapitalization of the Registrant's Tunisian subsidiary to enable the subsidiary to open its casino gaming facility located in South Hammamet, Tunisia.

Item 6.           Change in Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits

                  (a)      N/A

                  (b)      N/A

                  (c)      Exhibits

                           1. Agreement  between  Cedric  International  Company
                              Inc.  and   Cleopatra   Hammamet   Limited   dated
                              September 26, 1997.

Item 8.           Change in Registrant's Fiscal Year

                  N/A

                                                              [NM\8K:CEDCLEO.8K]

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



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Nona Morelli's II, Inc.
                                        (Registrant)



Dated: October 16, 1997                 By:  /s/  Fred G. Luke, CEO and Director
                                             -----------------------------------
                                                  Fred G. Luke, CEO and Director

                                                              [NM\8K:CEDCLEO.8K]

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